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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 12, 2007

                          New England Bancshares, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       0-51589              04-3693643
          --------                       -------              ----------
(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)       Identification No.)

                 855 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code): (860) 253-5200
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, New England Bancshares, Inc. ("New England Bancshares") hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on July 18, 2007 with the financial information required by Item 9.01.

a.       Financial statements of businesses acquired.

         The following audited financial statements of First Valley Bancorp, Inc. ("First Valley Bancorp") are incorporated by reference to New England Bancshares's Registration Statement on Form S-4 (SEC File No. 333-140031):

         Report of Independent Auditors

         Consolidated Statements of Financial Condition as of December 31, 2006, 2005 and 2004

         Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004

         Consolidated Statement of Changes in Stockholders' Equity for the years ended December 31, 2006, 2005 and 2004

         Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004

         Notes to Consolidated Financial Statements

         The following unaudited, consolidated interim financial statements of First Valley Bancorp, Inc. are incorporated herein by reference to Exhibit 99.1:

         Consolidated Statements of Financial Condition at June 30, 2007 and December 31, 2006

         Consolidated Statements of Income for the six months ended June 30, 2007 and 2006

         Consolidated Statements of Cash Flows for the six months ended June 30, 2007 and 2006

         Notes to Consolidated Financial Statements

b.       Pro forma financial information.

         The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.2.

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d.       Exhibits.

         Exhibit Number              Description
         --------------              -----------
         99.1                        Unaudited consolidated financial statements
                                     of First Valley Bancorp, Inc. as of and for the six months ended June 30, 2007

         99.2                        Pro forma financial information

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  New England Bancshares, Inc.




Date:  September 26, 2007         By:  /s/ Scott D. Nogles
                                       -----------------------------------------
                                       Scott D. Nogles
                                       Senior Vice President and Chief Financial
                                       Officer